UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021 (November 6, 2020)

Assisted 4 Living, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6801 Energy Court, Suite 201 Sarasota, Florida	34240
(Address of Principal Executive Office)	(Zip Code)

(855) 668-3331

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 13, 2020, Assisted 4 Living, Inc., a Nevada corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that a change in control event had occurred, and that in connection therewith several people were appointed to the Board of Directors of the Company, including Bruce Cassidy.

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Original Form 8-K, and is being filed solely for the purpose of amending and restating Bruce Cassidy’s biography included in Item 5.02 of the Original Form 8-K. Except as set forth in this Amendment, no other changes are being made to the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Biographies of New Board Members

Bruce A Cassidy, Sr.; Director; Age 71: Bruce A Cassidy, Sr. was Founder and CEO of Excel Mining Systems (EMS) a manufacturer of roof support systems for the mining industry located in Bowerston, Ohio. Bruce served as Chief Executive Officer of EMS from 1991 until its sale in 2007 to Orica Mining Services (“Orica”), an Australian-based company. In 2008, Mr. Cassidy became President and Chief Executive Officer of Minova North & South Americas, a subsidiary of Orica, and served in that position until his retirement in December 2009. Since the sale of his company, Bruce has spent his time investing in, operating, and serving as a board member for various companies in multiple industries. He was the founding investor and served on the board of Ohio Legacy Corp which owned Premier Bank and Trust for over seven years. Bruce currently serves as President of The Concession Golf Club in Sarasota FL and continues to own and serve on the board of several operating business entities, including: Selinsky Force, located in Canton OH; CelebYou, located in Sarasota FL; Sarasota Green Group, located in Sarasota FL; Segmint, located in Akron OH; and several others.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 21, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Janet Huffman
Janet Huffman, CFO